EXHIBIT 10.5

Amendment No. 1 to
License Agreement
(“Amendment No. 1”)

Date:	May 6, 2021

Name of Original Agreement:	License Agreement (the “Agreement”)

Effective Date of Original Agreement:	April 8, 2021

Parties:	Pfizer Inc. (“Pfizer”) and Celcuity Inc. (“Licensee”)

WHEREAS, the Parties hereto desire to amend, among other things, certain terms of the Agreement.

NOW, THEREFORE, in order to accommodate the desired amendment(s), the Parties hereby agree as follows:

1.	Defined Terms. Capitalized terms used but not defined herein shall have the respective meanings ascribed to such terms in the Agreement.

2.	Amendment(s) to the Agreement.

2.1.	Section 4.8 of the Agreement is hereby revised to read, in its entirety, as follows:

“4.8. [***] supply. Pfizer agrees to supply [***] to Licensee (but not to a sublicensee or assignee of Licensee) [***].

2.2.	Section 5.3 of the Agreement is hereby revised to read, in its entirety, as follows:

“5.3 [***] Milestone Payments. In consideration of the licenses and rights granted to Licensee hereunder, Licensee shall pay to Pfizer the amounts set forth below within sixty (60) days following the first achievement of each event described below for the applicable Product (each event, a “[***] Milestone” and each payment, a “[***] Milestone Payment”).

[***] MILESTONE	[***] MILESTONE PAYMENT
(1) [***]	[***]
(2) [***]	[***]
(3) [***]	[***]
(4) [***]	[***]
(5) [***]	[***]
(6) [***]	[***]
(7) [***]	[***]
(8) [***]	[***]
(9) [***]	[***]

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The total amount of [***] Milestone Payments shall not exceed [***]. For the avoidance of doubt: (i) each [***] Milestone Payment shall be payable only once upon the first achievement of the applicable [***] Milestone regardless of the number of Products that achieve such [***] Milestone; and (ii) satisfaction of a [***] Milestone by a sublicensee or assignee of, or Third Party retained by, Licensee or its Affiliates shall be deemed to have been satisfied by Licensee for purposes of this Section 5.3. A Product that achieves (A) [***] Milestone (2) cannot be the same Product that achieves [***] Milestone (6); (B) [***] Milestone (3) cannot be the same Product that achieves [***] Milestone (7); (C) [***] Milestone (4) cannot be the same Product that achieves [***] Milestone (8); and (D) [***] Milestone (5) cannot be the same Product that achieves [***] Milestone (9).

If a [***] Milestone is achieved without achieving a [***] Milestone that would otherwise have occurred prior to the [***] Milestone that was achieved, then all prior [***] Milestones shall be deemed to have been achieved, and if not previously paid, the corresponding [***] Milestone Payments shall become payable.”

2.3.	Schedule 4.7 of the Agreement is hereby replaced in its entirety with Schedule 4.7 attached hereto.

3.

Ratification of the Agreement. Except as expressly set forth in Article 2 above, the Agreement shall remain unmodified and in full force and effect. The execution, delivery and effectiveness of this Amendment No. 1 shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the parties to the Agreement, nor constitute a waiver of any provision of the Agreement.

4.

Counterparts. This Amendment No. 1 may be executed in any number of counterparts, each of which shall be an original instrument and all of which, when taken together, shall constitute one and the same agreement.

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IN WITNESS WHEREOF, the duly authorized representatives of Pfizer and Licensee have executed this Amendment No. 1 as of the date first above written.

Celcuity Inc.		Pfizer Inc.

By:	/s/ Brian Sullivan	By:	/s/ John DeYoung
Print Name:	Brian Sullivan	Print Name:	John DeYoung
Title:	CEO	Title:	Vice President
	(Duly authorized)		(Duly authorized)

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SCHEDULE 4.7
DEVELOPMENT PLAN

[INENTIONALLY OMITTED]

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